Statutory Prospectus Supplement dated September 30, 2020
Invesco Senior Loan Fund
The purpose of this supplement is to provide you with changes to the current Statutory Prospectus for Invesco Senior Loan Fund.
This supplement amends the Statutory Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectus and retain it for future reference.
The following information replaces in its entirety the information regarding purchases made through an Ameriprise Financial platform or account under the heading “Purchase of Shares – Class A Shares Purchase Programs – Intermediary Sales Charge Waivers and Discounts” in the prospectus for the Fund:
Ameriprise Financial, Inc. (“Ameriprise Financial”). Shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts with respect to Class A shares, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
■	Shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts with respect to Class A shares, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
■	Shares exchanged from Class C shares of the same fund in the month of or following the 8-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
VK-SLO-STATPRO-SUP-1
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